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                                                             Loan No. 62-5026661
                                 PROMISSORY NOTE

$6,000,000.00                                                     Coppell, Texas
                                                                 October 4, 2004

FOR VALUE RECEIVED, the undersigned BEHRINGER HARVARD 1221 COIT LP, a Texas limited partnership ("BORROWER"), promises to pay to the order of WASHINGTON MUTUAL BANK, FA ("LENDER"), at 555 Dividend Drive, Suite 150, Coppell, Texas 75019, or at such other place as may be designated in writing by Lender, the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) or so much thereof as may from time to time be owing hereunder by reason of advances by Lender to or for the benefit or account of Borrower, with interest thereon, per annum, at one or more of the Effective Rates calculated in accordance with the terms and provisions of the Fixed Rate Agreement attached hereto as EXHIBIT A and a Fixed Rate Notice in form attached hereto as EXHIBIT B (based on a 360-day year and charged on the basis of actual days elapsed). All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.

Interest accrued on this promissory note ("NOTE") shall be due and payable on the first day of each month commencing on November 1, 2004.

This Note is secured by, among other things, that certain Construction Deed of Trust, Security Agreement and Fixture Filing ("DEED OF TRUST") dated as of October 4, 2004, executed by Borrower, as grantor, to a trustee for the benefit of Lender.

The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on October 4, 2007, unless extended in accordance with the terms of the Loan Agreement (the "MATURITY DATE").

Borrower shall, in addition to the payment of interest required pursuant hereto, commence mandatory monthly principal payments (each, a "MANDATORY PRINCIPAL PAYMENT") to Lender pursuant to Section 2.7 of the Loan Agreement. No Administration Fee or Fixed Rate Price Adjustment (each as defined in EXHIBIT A) shall be due and payable with respect to mandatory principal payments made by Borrower pursuant to Section 2.7 of the Loan Agreement.

Except as provided in the previous paragraph, Borrower shall have the right to prepay this Note, in whole or in part, without premium or penalty (subject, however to the provisions of this Note) only upon delivery to Lender of a Prepayment Notice in form attached hereto as EXHIBIT C at least ten (10) days prior to the prepayment date fixed therein for prepayment and upon the payment of all accrued interest on the prepayment amount (and any interest payable at the Default Rate and any other sums that may be payable under this Note or the other Loan Documents) to the prepayment date so fixed. Any prepayment shall: (a) be in an amount no less than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00); (b) shall first be applied against the portion of the outstanding principal balance of this Note not subject to a Fixed Rate; and (c) shall then be applied against those Fixed Rate Portions identified by Borrower in the applicable Prepayment Notice.

Any principal balance reductions, whether mandatory or voluntary, may not be reborrowed.

If any payment of interest or any Mandatory Principal Payment is not received by Lender (whether by direct debit or otherwise) on or before the tenth (10th) calendar day after the date on which it becomes due, Borrower shall pay, at Lender's option, a late or collection charge, as liquidated damages, equal to five percent (5%) of the amount of such unpaid interest payment or Mandatory Principal Payment.

If: (a) Borrower shall fail to pay when due any sums payable hereunder and such failure continues for a period of ten (10) days after the date due; OR (b) a Default (as defined in the Deed of Trust) occurs under the Deed of Trust or under any obligation secured thereby; THEN Lender may, at its sole option, declare all sums owing under this Note immediately due and payable; PROVIDED, HOWEVER, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents or as a consequence of any Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys' fees and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and costs had been added to the principal.

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No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Deed of Trust or the obligations secured thereby. A waiver of any term of this Note, the Deed of Trust or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by this Note, the terms of this Note shall prevail.

If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder. If Borrower is a partnership, each general partner of Borrower shall be jointly and severally liable hereunder and each such general partner hereby waives any requirement of law that in the event of a default hereunder Lender exhaust any assets of Borrower before proceedings against such general partner's assets. Except as otherwise provided in any agreement executed in connection with this Note, Borrower, and any endorsers and guarantors hereof, severally waive: presentment, demand, notice of dishonor, notice of default or delinquency, notice of intention to accelerate, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. Borrower, and any endorsers or guarantors hereof, agree that the time for any payments hereunder may be extended from time to time without notice and consent and agree to the acceptance of further collateral and/or the release of any existing collateral for the payment of this Note, all without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note, or any endorser or guarantor hereof, even though Borrower or such endorser or guarantor is not a party to such agreement.

Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Texas, except to the extent that federal laws preempt the laws of the State of Texas.

Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Washington or the State of Texas over any suit, action or proceeding arising out of or relating to this Note or the Loan evidenced hereby and any state court sitting in Dallas County, Texas, over any suit, action or proceeding brought by Lender to exercise any of its rights under the Loan Documents or any action brought by Lender to enforce its rights with respect to the Subject Property and the Collateral (as each such terms are defined in the Deed of Trust). Borrower irrevocably waives, to the fullest extent permitted by applicable law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Borrower further consents and agrees to service of any summons, complaint or other legal process in any such suit, action or proceeding by registered or certified U.S. mail, postage prepaid, to Borrower at the address for notices described in the Loan Agreement and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing shall affect the validity or effectiveness of process served in any other manner permitted by law.

LENDER AND BORROWER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION: (A) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF; OR
(B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LENDER OR BORROWER OR EITHER OF THEM WITH RESPECT TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND LENDER AND BORROWER EACH HEREBY AGREE AND CONSENT THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. This Note is performable in Dallas County, Texas.

It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on this Note or the Related Indebtedness (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law), if any. If the applicable law is ever judicially interpreted so as to render usurious any amount: (a) contracted for, charged, taken, reserved or received pursuant to this Note, any of the other Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents; (b) contracted for, charged or received by reason of Lender's exercise of the option to accelerate the maturity of this Note and/or the

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Related Indebtedness; or (c) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of this Note and/or the Related Indebtedness, then it is Borrower's and Lender's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically cancelled, AB INITIO, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of this Note and/or the Related Indebtedness (or, if this Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower) and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; PROVIDED, HOWEVER, if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against this Note and/or any Related Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note and/or the Related Indebtedness then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by this Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note and/or the Related Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to this Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Note and/or the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. Borrower and Lender hereby agree that any and all suits alleging the contracting for, charging or receiving of usurious interest shall lie in Dallas County, Texas, and each irrevocably waive the right to venue in any other county.

As used herein, the term "MAXIMUM LAWFUL RATE" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by this Note and the other Loan Documents. As used herein, the term "CHARGES" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents, which are treated as interest under applicable law. As used herein, the term "RELATED INDEBTEDNESS" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Documents or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, except such debt which has been paid or is payable by Borrower to Lender under this Note.

To the extent that Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on this Note and/or the Related Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

Notwithstanding anything in this Note to the contrary, if at any time: (a) interest at the Effective Rate; and (b) the Charges computed over the full term of this Note, exceed the Maximum Lawful Rate, then the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Lawful Rate; PROVIDED, HOWEVER, that any subsequent reduction in the Effective Rate shall not cause a reduction of the rate of interest payable hereunder below the Maximum Lawful Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Effective Rate if such interest rate had at all times been in effect. Changes in the Effective Rate resulting from a change in the Prime Rate shall be subject to the provisions of this paragraph.

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All notices or other communications required or permitted to be given pursuant to this Note shall be given to Borrower or Lender at the address and in the manner provided for in the Loan Agreement (as defined in the Deed of Trust).

EXHIBITS A, B AND C are attached hereto and incorporated herein for all purposes.

THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF BORROWER AND LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF BORROWER AND LENDER. THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. The provisions of this Note and the other Loan Documents may be amended or revised only by an instrument in writing signed by the Borrower and Lender.

                                     "BORROWER"

                                     BEHRINGER HARVARD 1221 COIT LP,
                                     a Texas limited partnership

                                     By  Behringer Harvard 1221 Coit GP, LLC,
                                         a Texas limited liability company,
                                         its General Partner

                                         By:
                                            ------------------------------------
                                         Name:  Gerald J. Reihsen, III
                                         Title:  Secretary



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                                                                       EXHIBIT A
                                                             Loan No. 62-5026661

                              FIXED RATE AGREEMENT

EXHIBIT A to Promissory Note ("NOTE"), dated October 4, 2004, made by BEHRINGER HARVARD 1221 COIT LP, a Texas limited partnership, as Borrower, to the order of WASHINGTON MUTUAL BANK, FA, as Lender.

                                 R E C I T A L S

Borrower has requested and Lender has agreed to provide a fixed rate option as a basis for calculating the effective rate of interest on certain amounts owing under this Note. Borrower acknowledges the following: (a) it understands the process of exercising the fixed rate option as provided herein; (b) amounts owing under this Note may bear interest at different rates and for different time periods; and (c) absent the terms and conditions hereof, it would be extremely difficult to calculate Lender's additional costs, expenses and damages in the event of a Default or prepayment by Borrower hereunder. Given the above, Borrower agrees that the provisions herein (including, without limitation, the Fixed Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the Event of Default or prepayment by Borrower.

1. RATES AND TERMS DEFINED. Various rates and terms not otherwise defined herein are defined and described as follows:

        "ADMINISTRATION FEE" shall be FIVE HUNDRED AND NO/100THS DOLLARS ($500.00) for each prepayment made pursuant to a Prepayment Notice.

        "APPLICABLE LIBOR RATE" is the rate of interest per annum equal to the sum of: (a) the LIBOR Rate; PLUS (b) one and one-half percent (1.50%); PROVIDED, HOWEVER, in no event shall the Applicable LIBOR Rate exceed the Maximum Lawful Rate.

        "BUSINESS DAY(S)" means a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender's business functions.

        "DEFAULT RATE" is a rate of interest per annum five percent (5%) in excess of the applicable Effective Rate in effect from time to time.

        "EFFECTIVE RATE" has the meaning ascribed to it in, and is calculated pursuant to, Section 2 below of this EXHIBIT A.

        "FIXED RATE" is the Applicable LIBOR Rate as accepted by Borrower as an Effective Rate for a particular Fixed Rate Period and Fixed Rate Portion.

        "FIXED RATE COMMENCEMENT DATE" means the date upon which the Fixed Rate Period commences.

        "FIXED RATE NOTICE" is a written notice in form attached to this Note as EXHIBIT B which confirms the Fixed Rate for a particular Fixed Rate Period and the Fixed Rate Portion.

        "FIXED RATE PERIOD" is the period or periods of one (1) month, two (2) months, three (3) months or six (6) months, which periods are selected by Borrower and confirmed by Lender in the Fixed Rate Notice; PROVIDED, HOWEVER, that no Fixed Rate Period shall extend beyond the Maturity Date.

        "FIXED RATE PORTION" is the portion or portions of the principal balance of this Note which Borrower selects or is deemed to have selected pursuant to SECTIONS 3 AND 4 of this Fixed Rate Agreement to have subject to a Fixed Rate. In the event Borrower is subject to a principal amortization schedule under the terms and conditions of the Loan Documents, the Fixed Rate Portion shall in no event exceed the maximum outstanding principal balance which will be permissible on the LAST day of the Fixed Rate Period selected.

        "LIBOR RATE" is the rate of interest per annum, rounded upward, if necessary, to the nearest 1/1000 of 1%, at which deposits in the lawful currency of the United States of America are offered by the major London clearing banks, as reported on page 5 of the Telerate screen (or such other service selected from time to time by Lender and determined by Lender to be comparable to Telerate, which other service may include Reuters Monitor Money Rates Service or The Bloomberg), in the

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        London Interbank Offered Rate market for deposits in U.S. Dollars at approximately 11:00 a.m. London, England, time two (2) Business Days prior to a Fixed Rate Commencement Date or a Price Adjustment Date, as appropriate, for purposes of calculating effective rates of interest for loans or obligations making reference thereto for an amount approximately equal to a Fixed Rate Portion and for a period of time approximately equal to a Fixed Rate Period or the time remaining in a Fixed Rate Period after a Price Adjustment Date, as appropriate. The LIBOR Rate determined by Lender with respect to a particular Fixed Rate Period shall be fixed at such rate for the duration of the Fixed Rate Period.

        "LOAN AGREEMENT" is that certain Loan Agreement dated as of October 4, 2004, between Borrower and Lender.

        "LOAN DOCUMENTS" are the documents defined as such in the Loan
        Agreement.

        "PRIME RATE" is the prime rate of interest announced or published by THE WALL STREET JOURNAL (Southwest Edition) in the "MONEY RATES" column of the most recent issue thereof. If the prime rate as so published changes from time to time after the date hereof, the Prime Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower, as of the effective time of each change in such prime rate. In the event THE WALL STREET JOURNAL (Southwest Edition), or any successor publisher, does not then or ceases to publish such prime rate, the prime rate shall thereafter be determined by such alternate method as may be reasonably selected by Lender. In no event shall the Prime Rate exceed the Maximum Lawful Rate.

        "REGULATORY COSTS" are, collectively, future, supplemental, emergency or other changes in Reserve Percentages, assessment rates imposed by the FDIC, or similar requirements or costs imposed by any domestic or foreign governmental authority and related in any manner to a Fixed Rate.

        "RESERVE PERCENTAGE" is at any time the percentage announced within Lender as the reserve percentage under Regulation D for loans and obligations making reference to an Applicable LIBOR Rate for a Fixed Rate Period or time remaining in a Fixed Rate Period on a Price Adjustment Date, as appropriate. The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities as defined in Regulation D from related institutions as though Lender were in a net borrowing position, as promulgated by the Board of Governors of the Federal Reserve System, or its successor.

        "TAXES" are, collectively, all withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to a Fixed Rate.

2. EFFECTIVE RATE. The "Effective Rate" upon which interest shall be calculated for PURPOSES OF this Note shall be one or more of the following:

2.1 Provided no Default, breach or failure of condition exists under the Loan Agreement or any of the Loan Documents described therein (this Note is one of the Loan Documents):

        (a) for those portions of the principal balance of this Note which are not Fixed Rate Portions, the Effective Rate shall be the lesser of the Prime Rate or the Maximum Lawful Rate (as defined in the Note); and

        (b) for those portions of the principal balance of this Note which are Fixed Rate Portions, the Effective Rate for the Fixed Rate Period thereof shall be the lesser of the Fixed Rate selected by Borrower and set in accordance with the provisions hereof or the Maximum Lawful Rate (as defined in the Note), PROVIDED, HOWEVER, if any of the transactions necessary for the calculation of interest at any Fixed Rate requested or selected by Borrower should be or become prohibited or unavailable to Lender, or, if in Lender's reasonable judgment, it is not possible or practical for Lender to set a Fixed Rate for a Fixed Rate Portion and Fixed Rate Period as requested or selected by Borrower, the Effective Rate for such Fixed Rate Portion shall remain at or revert to the Prime Rate.

2.2 During such time as a Default, breach or failure of condition exists under the Loan Agreement or any of the Loan Documents or from and after the date on which all sums owing under this Note become due and payable by acceleration or otherwise or from and after the date on which the property encumbered by the Deed of Trust or any portion thereof or interest therein, is sold, transferred, mortgaged, assigned or encumbered, whether voluntarily or

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        involuntarily, or by operation of law or otherwise, without Lender's prior written consent (whether or not the sums owing under this Note become due and payable by acceleration) or from and after the Maturity Date, then at the option of Lender, the interest rate applicable to the then-outstanding principal balance of this Note shall be the lesser of the Default Rate or the Maximum Lawful Rate (as defined in the Note).

2.3 Notwithstanding anything herein to the contrary, if at any time: (a) the Effective Rate, together with (b) all Charges, if any, computed over the full term of this Note, exceed the Maximum Lawful Rate, the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Lawful Rate; PROVIDED, HOWEVER, that any subsequent reduction in the Effective Rate shall not cause a reduction of the rate of interest payable hereunder below the Maximum Lawful Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Effective Rate if such interest rate had at all times been in effect.

3. SELECTION OF FIXED RATE. Provided no Default, breach or failure of condition exists under the Loan Documents, or would exist with passage of time or notice or both, Borrower, at its option and upon satisfaction of the conditions set forth herein, may request a Fixed Rate as the Effective Rate for calculating interest on the portion of the unpaid principal balance and for the period selected in accordance with and subject to the following procedures and conditions:

        3.1 Five (5) Business Days prior to any Fixed Rate Commencement Date, Borrower shall deliver to 555 Dividend Drive, Suite 150, Coppell, Texas 75019 (Facsimile No. 469/549-5604), Attention:
                Billing and ARMs Department, or such other addresses as Lender may from time to time designate, an original or facsimile Fixed Rate Notice no later than 11:00 A.M. (Texas time), for each Fixed Rate Portion. ANY FIXED RATE NOTICE PURSUANT TO THIS
                SECTION 3 IS IRREVOCABLE. Lender is authorized to rely upon the telephonic request and acceptance of Gary Bresky as Borrower's duly authorized agent, or such additional authorized agent as Borrower may from time to time designate in writing to Lender. Borrower's telephonic notices, requests and acceptances shall be directed to such officers of Lender as Lender may from time to time designate.

        3.2 Borrower may elect: (a) a Fixed Rate for the initial disbursement of proceeds hereunder; (b) to convert Prime Rate advances to a Fixed Rate Portion; or (c) to convert a matured Fixed Rate Portion into a new Fixed Rate Portion. The conversion of a matured Fixed Rate Portion back to a Prime Rate or to a new Fixed Rate Portion shall occur on the last Business Day of the Fixed Rate Period relating to such Fixed Rate Portion. Each Fixed Rate Notice shall specify: (x) the amount of the Fixed Rate Portion; (y) the Fixed Rate Period; and (z) the Fixed Rate Commencement Date.

        3.3 Upon receipt of a Fixed Rate Notice in the proper form requesting a Fixed Rate Portion advance under SUBSECTIONS 3.1 AND 3.2 above, Lender shall determine the Fixed Rate applicable to the Fixed Rate Period for such Fixed Rate Portion. Each determination by Lender of the Fixed Rate shall be conclusive and binding upon Lender and Borrower in the absence of manifest error. Lender shall deliver to Borrower (by facsimile) an acknowledgment of receipt and confirmation of the Fixed Rate Notice; PROVIDED, HOWEVER, that failure to provide such acknowledgment of receipt and confirmation of the Fixed Rate Notice to Borrower shall not affect the validity of such rate.

        3.4 If Borrower does not elect a Fixed Rate for the initial disbursement of proceeds hereunder or make a timely election to convert all or a portion of a matured Fixed Rate Portion into a new Fixed Rate Portion in accordance with SUBSECTION 3.2 above, such initial disbursement and Fixed Rate Portion shall be automatically established as or converted to a Fixed Rate Portion for a Fixed Rate Period of one (1) month upon the expiration of the Fixed Rate Period applicable to such Fixed Rate Portion.

4. FIXED RATE NOTICE. Borrower's selection of a Fixed Rate shall be delivered to Lender in form attached to this Note as EXHIBIT B. Lender shall confirm and deliver to Borrower acceptance of such Fixed Rate Notice via facsimile. Lender's failure to deliver the Fixed Rate Notice shall not release Borrower from Borrower's obligation to pay interest at the Effective Rate pursuant to the terms hereof.

5.      LIMITATIONS ON RIGHT TO FIX RATE. Borrower shall HAVE no more than FIVE
        (5) FIXED RATE PORTIONS IN EFFECT at any one time during the term hereof.

6. TAXES, REGULATORY COSTS AND RESERVE PERCENTAGES. Upon Lender's demand, Borrower shall pay to Lender, in addition to all other amounts which may be, or become, due and payable under this Note and Loan Documents, any and all Taxes and Regulatory Costs, to the extent they are not internalized by calculation of a Fixed Rate. Lender shall give Borrower notice of any Taxes and Regulatory Costs as soon as practicable after their occurrence, but Borrower shall be liable for any Taxes and Regulatory Costs regardless of whether or when notice is so given.

7. FIXED RATE PRICE ADJUSTMENT. Borrower acknowledges that prepayment or acceleration of a Fixed Rate Portion during a Fixed Rate Period shall result in Lender's incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, on the date a Fixed Rate Portion is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise ("PRICE ADJUSTMENT DATE"), Borrower will pay Lender (in addition to all other sums then owing to Lender) AN ADMINISTRATION FEE PLUS an amount ("FIXED RATE PRICE ADJUSTMENT") equal to the then-present value of: (a) the amount of interest that would have accrued on the Fixed Rate Portion for the remainder of the Fixed Rate Period at the Fixed Rate set on the Fixed Rate Commencement Date; LESS (b) the amount of interest that would accrue on the same Fixed Rate Portion for the same period if the Fixed Rate were set on the Price Adjustment Date at the Applicable LIBOR Rate in effect on the Price Adjustment Date. The present value shall be calculated by using as a discount rate the LIBOR Rate quoted on the Price Adjustment Date.

8. PURCHASE, SALE AND MATCHING OF FUNDS. Borrower understands, agrees and acknowledges the following: (a) Lender has no obligation to purchase, sell and/or match funds in connection with the use of a LIBOR Rate as a basis for calculating a Fixed Rate or Fixed Rate Price Adjustment; (b) a LIBOR Rate is used merely as a reference in determining a Fixed Rate and Fixed Rate Price Adjustment; and (c) Borrower has accepted a LIBOR Rate as a reasonable and fair basis for calculating a Fixed Rate and a Fixed Rate Price Adjustment. Borrower further agrees to pay the Fixed Rate Price Adjustment, Taxes and Regulatory Costs, if any, whether or not Lender elects to purchase, sell and/or match funds.

9. MISCELLANEOUS. Borrower confirms that Lender's agreement to make the loan evidenced by this Note at the interest rates and on the other terms set forth herein and in the other Loan Documents constitutes adequate and valuable consideration, given individual weight by Borrower for this agreement. As used in this EXHIBIT A, the plural shall mean the singular and the singular shall mean the plural as the context requires. Addresses for the Fixed Rate Notice shall be the same as those for notices under the Loan Agreement executed in connection with this Note.

                                                                       EXHIBIT A

This Agreement is executed concurrently with and as part of the Note referred to and described first above.

                                         "BORROWER"

                                         BEHRINGER HARVARD 1221 COIT LP,
                                         a Texas limited partnership

                                         By Behringer Harvard 1221 Coit GP, LLC,
                                            a Texas limited liability company,
                                            its General Partner

                                            By:
                                               ---------------------------------
                                            Name:  Gerald J. Reihsen, III
                                            Title:  Secretary

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                                                                                                                           EXHIBIT B
                                                                                                                 Loan No. 62-5026661
____                                                          1
Initials                                                                                                        112023_5/(89370/006)
TODAY'S DATE:                                                                 LOAN MATURITY DATE:  October 4, 2007
                    ------------------------------------------                                   -----------------------------------

TO:   WASHINGTON MUTUAL BANK, FA
      555 Dividend Drive, Suite 150
      Coppell, TX  75019
      FAX NO.  (469) 549-5604
      ATTN:  Billing and ARMs Department


====================================================================================================================================

                                                 FIXED RATE NOTICE

LOAN #:      62-5026661              BORROWER NAME:     BEHRINGER HARVARD 1221 COIT LP
             ------------------                         ----------------------------------------------------------------------------

RATE SET DATE:                                                    FIXED RATE COMMENCEMENT DATE:
                          ------------------                                                     -------------------------
FIXED RATE PERIOD (TERM):                                                  (i.e.  1, 2, 3 or 6 months as allowed per Note)
                                        ----------------------------------

INITIAL DISBURSEMENT AMOUNT
                                                 ---------------------

FIXED RATE PORTION EXPIRING
ON:
                                                 ---------------------

1.      AMOUNT ROLLING OVER                       $
                                                  --------------------

2.      ADD: AMT TRANSFERRED FROM PRIME RATE
        PORTION                                   $
                                                  --------------------

3.      ADD: AMT TRANSFERRED FROM OTHER FIXED
        RATE PORTION                              $
                                                  --------------------

4.      ADD: AMT TRANSFERRED FROM OTHER FIXED
        RATE PORTION                              $
                                                  --------------------

5.      LESS: AMT TRANSFERRED TO PRIME RATE
        PORTION                                   $
                                                  --------------------


        TOTAL FIXED RATE PORTION:                 $
                                                  --------------------

Borrower  confirms,  represents  and warrants to Lender:  (a) that this selection of a Fixed Rate is subject to the terms and  conditions of the Note,  Fixed Rate Agreement and Loan  Documents (as  applicable);  and (b) that terms, words and phrases  used,  but not defined in this Notice have the meanings  attributed  thereto in the Note,  Fixed
Rate  Agreement and Loan  Documents (as  applicable);  and (c) that no breach,  failure of condition or Default has occurred or exists, or would exist after notice or passage of time or both, under the Note or the Loan Documents.

REQUESTED BY (as allowed per Note):                                                           TELEPHONE #:(         )
                                                     ----------------------------------                   -------------------------
PRINT NAME:                                                                                         FAX #:(         )
                  ---------------------------------------------------------------------                   -------------------------

====================================================================================================================================

                         WASHINGTON MUTUAL BANK ACKNOWLEDGMENT OF RECEIPT AND CONFIRMATION

INDEX:             LIBOR            RATE:             %     +            1.50%             =                       %
            --------------------         -------------------   ---------------------------    ---------------------------
                                               Quote                     Spread                 Applicable LIBOR Rate

FIXED RATE EXPIRATION DATE:  _________________________

REQUEST APPROVED BY:                                                                     DATE:
                                    -----------------------------------------------             -----------------------------------
CONFIRMATION FAXED TO CUSTOMER BY:                                                       DATE:                   TIME:
                                                          -------------------------             --------------         ------------
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                                                                                                                           EXHIBIT C
                                                                                                                 Loan No. 62-5026661

TODAY'S DATE:                                                            LOAN MATURITY DATE:   October 4, 2007
                    ------------------------------------------                              ---------------------------------------

TO:   WASHINGTON MUTUAL BANK, FA
      555 Dividend Drive, Suite 150
      Coppell, TX 75019
      FAX NO.  (469) 549-5604
      ATTN:  Billing and ARMs Department


====================================================================================================================================

                                                 PREPAYMENT NOTICE

LOAN #:      62-5026661              BORROWER NAME:     BEHRINGER HARVARD 1221 COIT LP
             ------------------                         ----------------------------------------------------------------------------

PREPAYMENT DATE:                                                                     PREPAYMENT
                                                                                        AMOUNT:  $
                          ------------------                                                     -------------------------

1.      PORTION OF PREPAYMENT APPLICABLE TO
        PRIME RATE PORTION
                                                  $
                                                  --------------------

2.      ADD: PORTION TO BE APPLIED AGAINST
        ___________ FIXED RATE PORTION
                                                  $
                                                  --------------------

3.      ADD: PORTION TO BE APPLIED AGAINST
        ___________ FIXED RATE PORTION
                                                  $
                                                  --------------------

4.      ADD: PORTION TO BE APPLIED AGAINST
        ___________ FIXED RATE PORTION
                                                  $
                                                  --------------------

5.      ADD: PORTION TO BE APPLIED AGAINST
        ___________ FIXED RATE PORTION
                                                  $
                                                  --------------------

6.      ADD: PORTION TO BE APPLIED AGAINST
        ___________ FIXED RATE PORTION
                                                  $
                                                  --------------------

        TOTAL PREPAYMENT                          $
                                                  --------------------

Borrower acknowledges and agrees that, once submitted to Lender, the Prepayment Notice is irrevocable and Borrower shall pay the Prepayment Amount to Lender on the Prepayment Date.

NOTICE FROM:                                                                            TELEPHONE #:(         )
              -------------------------------------------------------------------                   ---------------------------
PRINT NAME:                                                                                   FAX #:(         )
              -------------------------------------------------------------------                   ---------------------------

====================================================================================================================================

                         WASHINGTON MUTUAL BANK ACKNOWLEDGMENT OF RECEIPT AND CONFIRMATION

PREPAYMENT DATE:  ______________________             PREPAYMENT AMOUNT:  ______________________

CONFIRMATION FAXED TO CUSTOMER BY:                                         DATE:                     TIME:
                                            -------------------------             --------------            -------------
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